Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

among

MARKWEST ENERGY PARTNERS, L.P.,

as the Borrower,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

and

The Agents and Lenders from Time to Time Parties Thereto,

Dated as of September 7, 2011

WELLS FARGO SECURITIES, LLC

 and

RBC CAPITAL MARKETS,

as Joint Lead Arrangers

 and

WELLS FARGO SECURITIES, LLC,

and

RBC CAPITAL MARKETS

 as Joint Bookrunners

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (herein called the “Amendment”) dated as of September 7, 2011 among MARKWEST ENERGY PARTNERS, L.P., a Delaware limited partnership (“Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, and Issuing Bank, and the several banks and other financial institutions or entities from time to time parties to the Existing Credit Agreement defined below (“Lenders”).

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent, Issuing Bank, Swingline Lender and Lenders entered into that certain Amended and Restated Credit Agreement dated as of July 1, 2010 (the “Existing Credit Agreement”), for the purpose and consideration therein expressed, whereby Lenders became obligated to make Revolving Loans to Borrower as therein provided; and

WHEREAS, Borrower, Administrative Agent, Issuing Bank, Swingline Lender and Lenders desire to amend the Existing Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Existing Credit Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

Paragraph 1.1                Terms Defined in the Existing Credit Agreement.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Existing Credit Agreement shall have the same meanings whenever used in this Amendment.

Paragraph 1.2                Other Defined Terms.  Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Paragraph 1.2.

“Amendment Documents” means this Amendment and all other documents or instruments delivered in connection herewith.

“Credit Agreement” means the Existing Credit Agreement as amended hereby.

“First Amendment Effective Date” means September 7, 2011.

ARTICLE II.

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Paragraph 2.1                Additional Defined Terms.  Section 1.01 of the Existing Credit Agreement is amended to add the following definitions:

“Accepting Lenders has the meaning specified in Section 2.17(a).”

“First Amendment means that certain First Amendment to Amended and Restated Credit Agreement dated as of September 7, 2011, among the Borrower, the Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, Issuing Bank and Swingline Lender and all of the Lenders.”

“First Amendment Effective Date means September 7, 2011.”

“First Amendment Fee Letter means the letter agreement, dated August 17, 2011, between the Borrower and Wells Fargo Securities, LLC.”

“Loan Modification Agreement means a Loan Modification Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, among the Borrower, the other Loan Parties, one or more Accepting Lenders and the Administrative Agent.”

“Loan Modification Offer has the meaning specified in Section 2.17(a).”

“Permitted Amendments has the meaning specified in Section 2.17(c).”

Paragraph 2.2                Existing Defined Terms.

(a)                                  The following definitions in Section 1.01 of the Existing Credit Agreement are hereby amended in their entirety to read as follows:

“Agreement means this Agreement, which amends and restates in its entirety the Original Credit Agreement, as amended by the First Amendment, as this Agreement may be further amended, modified, supplemented or restated from time to time in accordance with the terms hereof.”

“Loan Documents means this Agreement, the First Amendment, each Note, the Collateral Documents, the Issuing Documents, the Fee Letter, the First Amendment Fee Letter, any Loan Modification Agreement, and each and every other agreement executed in connection with this Agreement; provided, however, that in no event shall any Lender Hedging Agreement or any agreement in respect of Banking Services Obligations constitute a Loan Document hereunder.”

“Maturity Date means September 7, 2016 or such later date to which the Maturity Date may be extended pursuant to Section 2.17.”

“MWLM&R LLC Agreement means that certain Second Amended and Restated Limited Liability Company Agreement of MWLM&R dated as of the November 1, 2009, as amended by that certain Amendment No. 1 to Second Amended and Restated Limited Liability Company Agreement dated as of November 20, 2009, as amended by that certain Amendment No. 2 to Second Amended and Restated Limited Liability Company Agreement dated as of April 28, 2011, as further amended or restated from time to time.”

“Senior Unsecured Notes means collectively (a) the 8.75% Series A and Series B Senior Notes due 2018 of the Borrower and MarkWest Energy Finance Corporation, as issuers, in the original principal amount of $500,000,000 issued pursuant to an Indenture dated April 15, 2008 among the Borrower, its Subsidiaries party thereto and Wells Fargo, as trustee, (b) the 6.750% Senior Notes due 2020 of the Borrower and MarkWest Energy

Finance Corporation, as issuers, in the original principal amount of $500,000,000 issued pursuant to an Indenture dated November 2, 2010 among the Borrower, its Subsidiaries party thereto and Wells Fargo, as trustee (the “Base Indenture”), as supplemented and amended by the First Supplemental Indenture dated November 2, 2010, among the Borrower, its Subsidiaries party thereto and Wells Fargo, as trustee, (c) the 6.50% Senior Notes due 2021 of the Borrower and MarkWest Energy Finance Corporation, as issuers, in the original principal amount of $500,000,000 issued pursuant to the Base Indenture, as supplemented and amended by the Second Supplemental Indenture dated February 24, 2011, among the Borrower, its Subsidiaries party thereto and Wells Fargo, as trustee, and (d) such other senior unsecured notes as may be issued by Borrower as permitted by Section 7.04(h), in each case as amended or supplemented from time to time.”

(b)                                 The definition of “Applicable Rate” in Section 1.01 of the Existing Credit Agreement is hereby amended to replace the pricing grid with the following pricing gird:

Pricing Level	Total Leverage Ratio	Commitment Fee Rate	LC Fee and LIBO Rate	Alternate Base Rate Swingline Rate

1	Less than or equal to 3.25 to 1.00	0.30%	1.75%	0.75%

2	Less than or equal to 3.75 to 1.00 but greater than 3.25 to 1.00	0.375%	2.00%	1.00%

3	Less than or equal to 4.25 to 1.00 but greater than 3.75 to 1.00	0.375%	2.25%	1.25%

4	Less than or equal to 4.75 to 1.00 but greater than 4.25 to 1.00	0.50%	2.50%	1.50%

5	Greater than 4.75 to 1.00	0.50%	2.75%	1.75%

(c)                                  The figure “$700,000,000” in the definition of “Commitment” in Section 1.01 of the Existing Credit Agreement is hereby increased to “$750,000,000.”

(d)                                 The definition of “Qualifying 6.875% Senior Note Refinancing” in Section 1.01 of the Existing Credit Agreement is hereby deleted and wherever used in the Existing Credit Agreement such term shall be of no force or effect after the First Amendment Effective Date.

Paragraph 2.3                Commitment Fees and LC Fees.  Section 2.04 of the Existing Credit Agreement is hereby amended to add a new subsection (f) thereto to read in its entirety to read as follows:

“(f)                              The Borrower shall pay to Wells Fargo Securities, LLC for its own account fees in the amounts and at the times specified in the First Amendment Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.”

Paragraph 2.4                Commitment Increases.  The figure “$200,000,000” in the first sentence of Section 2.09 of the Existing Credit Agreement is hereby amended to “$250,000,000” and the figure “$900,000,000” in Section 2.09(a)(viii) is hereby amended to “$1,000,000,000”.

Paragraph 2.5                Pro Rata Treatment and Payments.  The first sentence of Section 2.13(a) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“(a)                            Each Borrowing by the Borrower from the Lenders, each payment (including each prepayment) by the Borrower on account of the principal of and interest on the Loans and on account of any fees hereunder, any reimbursement of LC Disbursements, and any reduction of the Commitments of the Lenders hereunder shall be made pro rata according to the Commitments except that (i) pursuant to Section 2.17 in the case of Permitted Amendments, (x) the Loans and Commitments of the Lenders that are not Accepting Lenders may be repaid and terminated on their applicable Maturity Date, without any pro rata reduction of the Commitments and repayment of Revolving Loans of Accepting Lenders with a different Maturity Date and (y) interest and fees payable solely to the Accepting Lenders pursuant to a Permitted Amendment shall not be shared pro rata with Lenders that are not accepting Lenders, (ii) payments or prepayments, and offsets against or reductions from the amount of payments and prepayments, in each case, specifically for the account of a particular Lender under the terms of Section 2.04, Section 2.15, Section 3.01, Section 3.02, Section 3.04, Section 3.05, Section 10.04 or Section 10.15 shall be made for the account of such Lender (or the Swingline Lender in the case of Section 2.15), and (iii) if any Lender shall become a Defaulting Lender, from and after the date upon which such Lender shall have become a Defaulting Lender, any payment made on account of principal of or interest on the Loans shall be applied as provided in Section 2.16, provided that the application of such payments in accordance with this clause (iii) shall not constitute an Event of Default or a Default, and no payment of principal of or interest on the Loans of such Defaulting Lender shall be considered to be overdue for purposes of Section 2.10(a), if, had such payments been applied without regard to this clause (iii), no such Event of Default or Default would have occurred and no such payment of principal of or interest on the Loans of such Defaulting Lender would have been overdue.”

Paragraph 2.6                Certain Permitted Amendments.  A new Section 2.17 is hereby added to the Existing Credit Agreement to read in its entirety as follows:

“2.17                  Certain Permitted Amendments.

(a)                                  The Borrower may, by written notice to the Administrative Agent from time to time beginning on the date that is 18 months after the Effective Date, but not more than three times during the term of this Agreement (and with no more than one such offer outstanding at any one time), make one or more offers (each, a “Loan Modification Offer”) to all the Lenders to make one or more Permitted Amendments pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to the Borrower.  Such notice shall set forth (i) the terms and conditions of the requested Permitted Amendment and (ii) the date on which such Permitted Amendment is requested to become effective (which shall not be less than 10 Business Days nor more than 30 Business Days after the date of such notice, unless otherwise agreed to by the

Administrative Agent).  Notwithstanding anything to the contrary in Section 10.01, each Permitted Amendment shall only require the consent of the Borrower, the Administrative Agent and those Lenders that accept the applicable Loan Modification Offer (such Lenders, the “Accepting Lenders”), and each Permitted Amendment shall become effective only with respect to the Loans and Commitments of the Accepting Lenders.  In connection with any Loan Modification Offer, the Borrower may, at its sole option, terminate the aggregate Commitments of one or more of the Lenders that are not Accepting Lenders, and in connection therewith shall repay in full all outstanding Loans, and accrued but unpaid interest and fees (along with any amount owing pursuant to Section 3.05), at such time owing to such terminated Lender, with such termination taking effect, and any related repayment being made, upon the effectiveness of the Permitted Amendment.  Additionally, to the extent the Borrower has terminated the Commitments of such Lenders, it may request any other Eligible Assignee (including any required consent of the Administrative Agent, the Issuing Bank and/or the Swingline Lender, such consent not to be unreasonably withheld) to provide a commitment to make loans on the terms set forth in such Loan Modification Offer in an amount not to exceed the amount of the Commitments terminated pursuant to the preceding sentence.  Upon the effectiveness of any Permitted Amendment and any termination of any Lender’s Commitments (and any related repayment of Loans and unpaid interest and fees) pursuant to this section and any related commitment of an Eligible Assignee with respect to such terminated Commitments, subject to the payment of applicable amounts pursuant to Section 3.05 in connection therewith, the Borrower shall be deemed to have made such borrowings and repayments of the Loans, and the Lenders shall make such adjustments of outstanding Loans between and among them, as shall be necessary to effect the reallocation of the Commitments such that, after giving effect thereto, the Loans shall be held by the Lenders (including the Eligible Assignees as the new Lenders) ratably in accordance with their Commitments.

(b)                                 The Borrower and each Accepting Lender shall execute and deliver to the Administrative Agent a Loan Modification Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the acceptance of the Permitted Amendments and the terms and conditions thereof.  The Administrative Agent shall promptly notify each Lender of the effectiveness of each Loan Modification Agreement.  Each of the parties hereto hereby agrees that, upon the effectiveness of any Loan Modification Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Permitted Amendment evidenced thereby and only with respect to the Loans and Commitments of the Accepting Lenders, including any amendments necessary to treat the applicable Loans and/or Commitments of the Accepting Lenders as a new “class” of Loans and/or Commitments hereunder.  Notwithstanding the foregoing, no Permitted Amendment shall become effective unless the Administrative Agent, to the extent reasonably requested by the Administrative Agent, shall have received legal opinions, board resolutions, officer’s and secretary’s certificates and other documentation consistent with those delivered on the Effective Date under this Agreement.

(c)                                  “Permitted Amendments” means any or all of the following: (i) an extension of the Maturity Date applicable solely to the Loans and/or Commitments of the Accepting Lenders, (ii) an increase in the interest rate with respect to the Loans and/or Commitments of the Accepting Lenders, (iii) the inclusion of additional fees to be payable to the Accepting Lenders in connection with the Permitted Amendment (including any upfront fees), (iv) such amendments to this Agreement and the other Loan

Documents as shall be appropriate, in the reasonable judgment of the Administrative Agent, to provide the rights and benefits of this Agreement and other Loan Documents to each new “class” of Loans and/or Commitments resulting therefrom; provided that (A) the allocation of the participation exposure with respect to any then-existing or subsequently issued or made Letter of Credit or Swingline Loan as between the Commitments of such new “class” and the Commitments of the then-existing Lenders shall be made on a pro rata basis as between the Commitments of such new “class” and the Commitments of the then-existing Lenders, (B) the Commitment to issue Letters of Credit and the Commitment to make Swingline Loans may not be extended without the prior written consent of the Issuing Bank or the Swingline Lender, as applicable, and only to the extent the Commitment to issue Letters of Credit and the Commitment to make Swingline Loans as so extended does not exceed the aggregate Commitments extended pursuant to clause (i) above, (C) payments of principal and interest on Loans (including Loans of Accepting Lenders) shall continue to be shared pro rata in accordance with Section 2.13(a), except that notwithstanding Section 2.13(a) the Loans and Commitments of the Lenders that are not Accepting Lenders may be repaid and terminated on their applicable Maturity Date, without any pro rata reduction of the Commitments and repayment of Revolving Loans of Accepting Lenders with a different Maturity Date, and (v) such other amendments to this Agreement and the other Loan Documents as shall be appropriate, in the reasonable judgment of the Administrative Agent, to give effect to the foregoing Permitted Amendments.

(d)                                 This Section 2.17 shall supersede any provision in Section 10.01 to the contrary.  Notwithstanding any reallocation into extending and non-extending “classes” in connection with a Permitted Amendment, all Loans to the Borrower under this Agreement shall rank pari-passu in right of payment.”

Paragraph 2.7                Conditions Precedent to Funding Loans for Permitted Acquisitions. Section 4.03 of the Existing Credit Agreement is hereby deleted in its entirety and wherever reference is made to Section 4.03 in the Existing Credit Agreement such reference shall be of no force or effect after the First Amendment Effective Date.

Paragraph 2.8                Subsidiaries and Other Investments.  Section 5.14 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“5.14                  Subsidiaries and Other Investments.  As of the First Amendment Effective Date, (a) the Borrower will have no Subsidiaries or Excluded Ventures other than those specifically disclosed in Schedule 5.14 attached to the First Amendment, all of the outstanding equity interests in such Subsidiaries and Excluded Ventures that are directly or indirectly owned by the Borrower have been validly issued, are fully paid and non-assessable (such representations and warranties regarding full payment and non-assessability being made only with respect to each Subsidiary that is organized as a corporation), and (b) the Borrower has no material equity investment in any other corporation or other entity other than those specifically disclosed in Schedule 5.14.”

Paragraph 2.9                Use of Proceeds.  Section 6.12 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“6.12                  Use of Proceeds.  Use the proceeds of the Extensions of Credit to (a) refinance Borrower’s Indebtedness outstanding under the Original Credit Agreement, (b) finance working capital requirements and other general corporate purposes of the

Borrower, its Subsidiaries and Excluded Ventures (subject to the limitations set forth in Section 7.02), (c) issue Letters of Credit, (d) finance Permitted Acquisitions, Capital Expenditures and Investments by the Borrower and its Subsidiaries (and acquisitions, capital expenditures and investments by Excluded Ventures) subject to compliance with this Agreement, including Sections 7.02 and 7.10, (e) fund Quarterly Distributions and other Restricted Payments to the extent permitted by Section 7.08, and (f) pay fees, costs and expenses owed pursuant to this Agreement. In no event shall the funds from any Loan or any Letter of Credit be used directly or indirectly by any Person for personal, family, household or agricultural purposes or for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any “margin stock” (as such term is defined in Regulation U promulgated by the Board) or to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock.”

Paragraph 2.10         Investments.  The figure “$250,000,000” in Section 7.02(h) is hereby changed to “$300,000,000”.

Paragraph 2.11         Indebtedness.  The date “September 30, 2015” in Section 7.04(h)(iii) is hereby changed to “December 31, 2016”.

Paragraph 2.12                                 Interest Coverage Ratio.  Section 7.15(a) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“(a)                            Interest Coverage Ratio.  Permit the Interest Coverage Ratio at any fiscal quarter-end to be less than 2.75 to 1.0; provided, (x) as a condition precedent to the Borrower’s designation of a Subsidiary as an Excluded Venture pursuant to Section 1.08 and (y) as a condition precedent to the Borrower making an Investment described in Section 7.02(i), the Interest Coverage Ratio must not be less than 3.25 to 1.0.”

Paragraph 2.13                                 Total Leverage Ratio.  Section 7.15(b) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“(b)                           Total Leverage Ratio.  Permit the Total Leverage Ratio at any fiscal quarter-end to be greater than 5.25 to 1.0; provided, (x) as a condition precedent to the Borrower’s designation of a Subsidiary as an Excluded Venture pursuant to Section 1.08 and (y) as a condition precedent to the Borrower making an Investment described in Section 7.02(i), the Total Leverage Ratio must not be greater than 4.75 to 1.0.”

Paragraph 2.14                                 Senior Leverage Ratio.  Section 7.15(c) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“(c)                            Senior Leverage Ratio.  Permit the Senior Leverage Ratio at any fiscal quarter-end to be greater than 3.25 to 1.0; provided, (x) as a condition precedent to the Borrower’s designation of a Subsidiary as an Excluded Venture pursuant to Section 1.08 and (y) as a condition precedent to the Borrower making an Investment described in Section 7.02(i), the Senior Leverage Ratio must not be greater than 2.75 to 1.0.”

Paragraph 2.15                                 Amendments, Releases of Collateral, Etc.  (a)  Section 10.01(a) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“(a)                            Except as provided in Section 2.17 in the case of Permitted Amendments, no amendment or waiver of any provision of this Agreement or any other

Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall, unless in writing and signed by each of the Lenders specified below in this Section 10.01(a) and by the Borrower, and acknowledged by the Administrative Agent, do any of the following:

(i)                                     extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender;

(ii)                                  postpone or delay any scheduled date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document (except any amendment described in Section 10.01(b) which can be approved by the Required Lenders) without the written consent of each Lender directly affected thereby;

(iii)                               reduce the principal of, or the rate of interest specified herein on, any Loan or LC Disbursement, or (subject to clause (B) of the proviso below) any fees or other amounts payable hereunder or under any other Loan Document, without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary (A) to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest or LC Fees at the Default Rate or (B) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or LC Disbursement or to reduce any fee payable hereunder;

(iv)                              change Section 2.13 or Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

(v)                                 change any provision of this Section 10.01(a) or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; or

(vi)                              except in connection with a Disposition permitted under Section 7.07 or as otherwise permitted under this Section 10.01, release all or substantially all of the Collateral or release all or substantially all of the value of the Guarantees without the written consent of each Lender; or

(vii)                           change any provision of Section 2.17 without the written consent of each Lender;

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Bank in addition to the Lenders required above, affect the rights or duties of the Issuing Bank under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swingline

Lender in addition to the Lenders required above, affect the rights or duties of the Swingline Lender under this Agreement, (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (iv) the Fee Letter and the First Amendment Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto.  Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.”

Paragraph 2.16                     Amended Annex 1.  Annex 1 “Commitments” to the Existing Credit Agreement is hereby amended in its entirety by Annex 1  attached to this Amendment.  Any reference in the Existing Credit Agreement to such Annex shall be deemed to refer to such Annex as amended by amended Annex 1.

Paragraph 2.17                     Amended Schedule 5.14.  Schedule 5.14 “Subsidiaries and Other Equity Investments” to the Existing Credit Agreement is hereby amended in its entirety by Amended Schedule 5.14  attached to this Amendment.  Any reference in the Existing Credit Agreement to such Schedule shall be deemed to refer to such Schedule as amended by Amended Schedule 5.14.

Paragraph 2.18                     Amended Schedule 10.02.  Schedule 10.02 “Administrative Agent’s Office, Certain Addresses for Notices” to the Existing Credit Agreement is hereby amended in its entirety by Amended Schedule 10.02  attached to this Amendment.  Any reference in the Existing Credit Agreement to such Schedule shall be deemed to refer to such Schedule as amended by Amended Schedule 10.02.

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

Paragraph 3.1                First Amendment Effective Date.  This Amendment shall become effective as of the date first above written when and only when:

(a) Administrative Agent shall have received all of the following, at Administrative Agent’s office, duly executed and delivered and in form, substance and date reasonably satisfactory to Administrative Agent:

(i)                                     this Amendment, executed by the Borrower, the Guarantors, each of the Lenders, the Administrative Agent, Issuing Bank, and Swingline Lender;

(ii)                                  replacement Notes for the Lenders whose Commitment has changed executed by the Borrower in favor of each such Lender requesting such a Note, each Note in a principal amount equal to such Lender’s Commitment and each Note dated as of the First Amendment Effective Date;

(iii)                               from the Borrower and the Guarantors, such certificates of secretary, assistant secretary, manager, or general partner, as applicable, as the Administrative Agent may reasonably require, certifying (i) resolutions of its board of directors, managers or members (or their equivalent) authorizing the execution and performance of this Amendment which such Person is executing in connection herewith, (ii) the incumbency and signature of the officer executing this Amendment, and (iii) there has been no change in such Person’s Organization Documents from the copies of such Person’s Organization Documents most recently delivered to the Administrative Agent and Lenders or attaching any amendments or restatements thereof;

(iv)                              a certificate from Borrower (i) representing and warranting that, on and as of the First Amendment Effective Date, before and after giving effect to the increase in Commitments resulting hereunder (A) no Default or Event of Default exists or would exist immediately after giving effect to the increase in the Commitments, (B) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.06 shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, and (C) all financial covenants in Section 7.15 would be satisfied on a pro forma basis as of the most recent testing date and on the First Amendment Effective Date after giving effect to actual Credit Exposure on the First Amendment Effective Date, if any, (ii) ratifying and confirming each of the Loan Documents, (iii) agreeing that all Loan Documents shall apply to the Obligations as they are or may be increased by this Amendment and (iv) agreeing that its obligations and covenants under each Loan Document are otherwise unimpaired by this Amendment and shall remain in full force and effect; and

(v)                                 an opinion from Hogan Lovells US LLP, counsel to each Loan Party and the General Partner, in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(b)                                 Borrower shall have paid:

(i)                                     all recording, handling, amendment and other fees required to be paid to Administrative Agent pursuant to any Loan Documents for which Borrower has received an invoice at least one (1) Business Day prior to the First Amendment Effective Date;

(ii)                                  the arrangement fee to be paid to the Arranger pursuant to the First Amendment Fee Letter, which arrangement fee once paid will be fully earned and nonrefundable;

(iii)                               the upfront fee to be paid to the Administrative Agent pursuant to the First Amendment Fee Letter for the account of each Lender increasing its Commitment, which upfront fee will be paid to each Lender increasing its Commitment that sends its signed signature page to this Amendment to the Administrative Agent’s counsel by noon, New York time on September 7, 2011, which fee once paid will be fully earned and nonrefundable; and

(iv)                              the extension fee to be paid to the Administrative Agent pursuant to the First Amendment Fee Letter for the account of each Lender party to this Amendment, which extension fee will be paid to each Lender that sends its signed signature page to this Amendment to the Administrative Agent’s counsel by noon, New York time on September 7, 2011, which fee once paid will be fully earned and nonrefundable.

(c)                                  Borrower shall have paid, in connection with such Loan Documents, all other fees and reimbursements required to be paid to Administrative Agent pursuant to any Loan Documents for which Borrower has received an invoice at least one (1) Business Day prior to the First Amendment Effective Date, or otherwise due Administrative Agent and including invoiced fees and disbursements of Administrative Agent’s attorneys.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

Paragraph 4.1                Representations and Warranties.  In order to induce each Lender to enter into this Amendment, Borrower and each Guarantor represent and warrant to each Lender that:

(a)                                  The representations and warranties contained in Article V of the Existing Credit Agreement are true and correct in all material respects at and as of the time of the effectiveness hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date.

(b)                                 Borrower and Guarantors are duly authorized to execute and deliver this Amendment and the other Amendment Documents to which they are a party and Borrower is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Borrower and Guarantors have duly taken all limited partnership, limited liability company or corporate action, as applicable, necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents to which they are a party and, in the case of Borrower, to authorize the performance of the obligations of Borrower hereunder and thereunder.

(c)                                  When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

ARTICLE V.

MISCELLANEOUS

Paragraph 5.1                Ratification of Agreements.  The Existing Credit Agreement as hereby amended is hereby ratified and confirmed in all respects.  The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Existing Credit Agreement as hereby amended.  The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

Paragraph 5.2                Survival of Agreements. All representations, warranties, covenants and agreements of Borrower and the Subsidiary Guarantors herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until Payment in Full of the Obligations.

Paragraph 5.3                Loan Documents.  This Amendment, and each of the other Amendment Documents, is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

Paragraph 5.4                Governing Law.  This Amendment shall be governed by and construed in accordance the laws of the State of New York and any applicable laws of the United States of America in all respects, including construction, validity and performance.

Paragraph 5.5                Miscellaneous.               This Amendment is a “Loan Document” referred to in the Credit Agreement.  The provisions relating to Loan Documents in Article X of the Credit Agreement are incorporated in this Amendment by reference.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate,  (b) headings and captions may not be construed in interpreting provisions and (c) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable.

Paragraph 5.6                Release.  As additional consideration for the execution, delivery and performance of this Amendment by the parties hereto and to induce the Administrative Agent, Issuing Bank, Swingline Lender and the Lenders to enter into this Amendment, the Borrower warrants and represents to the Administrative Agent, Issuing Bank, Swingline Lender and the Lenders that to its knowledge no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against the Administrative Agent, Issuing Bank, Swingline Lender or any Lender or any defense to (i) the payment of the Obligations under the Notes and/or the Loan Documents, or (ii) the performance of any of its obligations with respect to the Notes and/or the Loan Documents.  In the event any such facts, events, statuses or conditions exist or have existed, Borrower unconditionally and irrevocably hereby RELEASES, RELINQUISHES and forever DISCHARGES Administrative Agent, Issuing Bank, Swingline Lender and the Lenders, as well as their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, of and from any and all claims, demands, actions and causes of action of any and every kind or character, past or present, which Borrower may have against any of them or their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives arising out of or with respect to (a) any right or power to bring any claim for usury or to pursue any cause of action based on any claim of usury, and (b) any and all transactions relating to the Loan Documents occurring prior to the date hereof, including any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of any of them, and their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, including any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander or conspiracy, but in each case only to the extent permitted by applicable Law.

Paragraph 5.7                Counterparts; Fax.  This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.  This Amendment and the other Amendment Documents may be validly executed by facsimile or other electronic transmission. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MARKWEST ENERGY PARTNERS, L.P.

By:	MarkWest Energy GP, L.L.C., its general partner

By:	/s/ NANCY K. BUESE
	Name:	Nancy K. Buese
	Title:	SVP & Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ SUZANNE RIDENHOUR
	Name:	Suzanne Ridenhour
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender, Issuing Bank and Swingline Lender

By:	/s/ SUZANNE RIDENHOUR
	Name:	Suzanne Ridenhour
	Title:	Vice President

ROYAL BANK OF CANADA, as Lender

By:	/s/ JASON S. YORK
	Name:	Jason S. York
	Title:	Authorized Signatory

COMPASS BANK,
as a Lender

By:	/s/ GREG DETERMANN
Name:	Greg Determann
Title:	Senior Vice President

BNP PARIBAS,
as a Lender

By:	/s/ LARRY ROBINSON
Name:	Larry Robinson
Title:	Director

By:	/s/ MICHAELA BRAUN
Name:	Michaela Braun
Title:	Director

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ STEPHANIE BALETTE
Name:	Stephanie Balette
Title:	Authorized Officer

MORGAN STANLEY BANK, N.A.
as a Lender

By:	/s/ SHERRESE CLARKE
Name:	Sherrese Clarke
Title:	Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ JUSTIN M. ALEXANDER
Name:	Justin M. Alexander
Title:	Vice President

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ ADAM H. FEY
Name:	Adam H. Fey
Title:	Director

BARCLAYS BANK PLC,
as a Lender

By:	/s/ DAVID BARTON
Name:	David Barton
Title:	Director

SUNTRUST BANK,
as a Lender

By:	/s/ GREGORY C. MAGNUSON
Name:	Gregory C. Magnuson
Title:	Vice President

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ MARY E. EVANS
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ IRJA R. OTSA
Name:	Irja R. Otsa
Title:	Associate Director

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ WESLEY FONTANA
Name:	Wesley Fontana
Title:	Vice President

COMERICA BANK,
as a Lender

By:	/s/ CAROLINE M. McClurg
Name:	Caroline M. McClurg
Title:	Senior Vice President

NATIXIS,
as a Lender

By:	/s/ LOUIS P. LAVILLE, III
Name:	Louis P. Laville
Title:	Managing Director

By:	/s/ DANIEL PAYER
Name:	Daniel Payer
Title:	Managing Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ MASAKAZU HASEGAWA
Name:	Masakazu Hasegawa
Title:	General Manager

CREDIT SUISSE, CAYMAN ISLANDS BRANCH
as a Lender

By:	/s/ NUPUR KUMAR
Name:	Nupur Kumar
Title:	Vice President

By:	/s/ MICHAEL D. SPAIGHT
Name:	Michael D. Spaight
Title:	Associate

GOLDMAN SACHS LENDING PARTNERS LLC
as a Lender

By:	/s/ REBECCA KRATZ
Name:	Rebecca Kratz
Title:	Authorized Signatory

CITIBANK, N. A,
as a Lender

By:	/s/ TODD MOGIL
Name:	Todd Mogil
Title:	Vice President

First Amendment

CONSENT AND AGREEMENT

Each of the undersigned (in their individual capacity, each a “Guarantor”), as of the First Amendment Effective Date hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Amended and Restated Guaranty dated as of July 1, 2010 made by it for the benefit of Administrative Agent and Lenders executed pursuant to the Credit Agreement and the other Loan Documents, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that the Amended and Restated Guaranty and such other Loan Documents shall remain in full force and effect.

MARKWEST ENERGY FINANCE CORPORATION

By:	/s/ NANCY K. BUESE
Name:	Nancy K. Buese
Title:	SVP & Chief Financial Officer

MARKWEST ENERGY OPERATING COMPANY, L.L.C.

By:	MarkWest Energy Partners, L.P.
its Managing Member

By:	MarkWest Energy GP, L.L.C.,
its General Partner

By:	/s/ NANCY K. BUESE
Name:	Nancy K. Buese
Title:	SVP & Chief Financial Officer

MARKWEST HYDROCARBON, INC.

By:	/s/ NANCY K. BUESE
Name:	Nancy K. Buese
Title:	SVP & Chief Financial Officer

MARKWEST ENERGY GP, L.L.C.

By:	/s/ NANCY K. BUESE
Name:	Nancy K. Buese
Title:	SVP & Chief Financial Officer

MASON PIPELINE LIMITED LIABILITY COMPANY

By:	MarkWest Hydrocarbon, Inc.,
its sole Member

By:	/s/ NANCY K. BUESE
Name:	Nancy K. Buese
Title:	SVP & Chief Financial Officer

WEST SHORE PROCESSING COMPANY, L.L.C.

By:	MarkWest Energy Operating Company, L.L.C.,
its sole Member and Manager

By:	MarkWest Energy Partners, L.P.
its Managing Member

By:	MarkWest Energy GP, L.L.C.,
its General Partner

By:	/s/ NANCY K. BUESE
Name:	Nancy K. Buese
Title:	SVP & Chief Financial Officer

MARKWEST MICHIGAN PIPELINE COMPANY, L.L.C.
MARKWEST OKLAHOMA GAS COMPANY, L.L.C.

By:	MarkWest Energy Operating Company, L.L.C.,
its Managing Manager

By:	MarkWest Energy Partners, L.P.
its Managing Member

By:	MarkWest Energy GP, L.L.C.,
its General Partner

By:	/s/ NANCY K. BUESE
Name:	Nancy K. Buese
Title:	SVP & Chief Financial Officer

MARKWEST ENERGY APPALACHIA, L.L.C.
MARKWEST GAS SERVICES, L.L.C.
MARKWEST POWER TEX, L.L.C.
MARKWEST PINNACLE, L.L.C.

MARKWEST PNG UTILITY, L.L.C.
MARKWEST TEXAS PNG UTILITY, L.L.C.
MARKWEST BLACKHAWK, L.L.C.
MARKWEST NEW MEXICO, L.L.C.
MARKWEST ENERGY EAST TEXAS
GAS COMPANY, L.L.C.
MARKWEST PIPELINE COMPANY, L.L.C.
MARKWEST JAVELINA COMPANY, L.L.C.
MARKWEST JAVELINA PIPELINE COMPANY, L.L.C.
MARKWEST LIBERTY GAS GATHERING, L.L.C.
MARKWEST GAS MARKETING, L.L.C.
MARKWEST MARKETING, L.L.C.

By:	MarkWest Energy Operating Company, L.L.C.,
its sole Member

By:	MarkWest Energy Partners, L.P.
its Managing Member

By:	MarkWest Energy GP, L.L.C.,
its General Partner

By:	/s/ NANCY K. BUESE
Name:	Nancy K. Buese
Title:	SVP & Chief Financial Officer

MATREX L.L.C.

By:	West Shore Processing Company, L.L.C.,
its sole Member and Manager

By:	MarkWest Energy Operating Company, L.L.C.,
its sole Member and Manager

By:	MarkWest Energy Partners, L.P.
its Managing Member

By:	MarkWest Energy GP, L.L.C.,
its General Partner

	By:	/s/ NANCY K. BUESE
	Name:	Nancy K. Buese
	Title:	SVP & Chief Financial Officer

MARKWEST MCALESTER, L.L.C.

By:	MarkWest Oklahoma Gas Company, L.L.C.,
its sole Member

By:	MarkWest Energy Operating Company, L.L.C.,
its Managing Member

By:	MarkWest Energy Partners, L.P.
its Managing Member

By:	MarkWest Energy GP, L.L.C.,
its General Partner

	By:	/s/ NANCY K. BUESE
	Name:	Nancy K. Buese
	Title:	SVP & Chief Financial Officer

MARKWEST RANGER PIPELINE COMPANY, L.L.C.

By:	MarkWest Energy Appalachia, L.L.C.,
its sole Member

By:	MarkWest Energy Operating Company, L.L.C.,
its sole Member

By:	MarkWest Energy Partners, L.P.
its Managing Member

By:	MarkWest Energy GP, L.L.C.,
its General Partner

	By:	/s/ NANCY K. BUESE
	Name:	Nancy K. Buese
	Title:	SVP & Chief Financial Officer